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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 5/31
Date of reporting period: 05/31/11
*Fund included is Invesco Global Advantage Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders                        May 31, 2011

Invesco Global Advantage Fund
Nasdaq:
A: GADAX  ■  B: GADBX  ■  C: GADCX  ■  Y: GADDX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance.
     I’ve always believed that companies have an obligation to communicate regularly with their clients, and I believe that obligation is especially critical in the investment industry.
     Our website – invesco.com/us – offers timely market updates and commentary from many of our portfolio managers and other investment professionals, as well as quarterly messages from me. At invesco.com/us, you also can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer.
Invesco’s commitment to investment excellence
Invesco’s 2010 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, broadened our range of investment products available to you. As a strong organization with a single focus – investment management – Invesco today offers investment capabilities and products to meet the needs of virtually any investor. In addition to traditional mutual funds, we manage a broad range of other solutions, including single-country, regional and global investments spanning major equity, fixed income and alternative asset classes.
     Investment excellence is our goal across our product line. Let me explain what that means. All of our funds are managed by specialized teams of investment professionals. Each team has a discrete investment perspective and philosophy, and all follow disciplined, repeatable processes governed by strong risk oversight. Our investment-centric culture provides an environment that seeks to reduce distractions, allowing our fund managers to concentrate on what they do best – manage your money.
     The importance of a broad product line and investment management expertise is obvious given the markets we’ve experienced over the last two to three years. We’ve seen that investment strategies can outperform or underperform their benchmark indexes for a variety of reasons, including where we are in the market cycle, and whether prevailing economic conditions are favorable or unfavorable for that strategy. That’s why no investment strategy can guarantee top-tier performance at all times. What investors can expect, and what Invesco offers, are funds that are managed according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change as short-term external conditions change – investments managed for the long term. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be.
     This adherence to stated investment objectives and strategies allows your financial advisor to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial advisor will be able to find an appropriate investment option to meet your needs.
Invesco’s commitment to you
Invesco’s commitment to you remains stronger than ever. It’s one of the reasons we’ve grown to become one of the world’s leading asset managers.
     If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     I want to thank you for placing your trust in us. All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2	Invesco Global Advantage Fund

Bruce Crockett
Dear Fellow Shareholders:
With 2010 behind us, now is a good time to review our portfolios and ensure that we are adhering to a long-term, diversified investment strategy, which I’ve mentioned in previous letters. The year was notable for a number of reasons, but I’m sure most of us are grateful for a return to more stable markets and growing signs that the worst of the economic crisis is behind us.
     Your Board continued to oversee the Invesco Funds with a strong sense of responsibility for your savings and a deep appreciation for your continued trust. As always, we worked throughout 2010 to manage costs and ensure Invesco continued to place investor interests first.
     I’m pleased to report that the latest report from Morningstar affirmed the work we’ve done and included a number of positive comments regarding your Board’s oversight of the Invesco Funds. As background, Morningstar is a leading independent provider of investment research in North America, Europe, Australia and Asia. Morningstar stated, “A fund board’s duty is to represent the interests of fund shareholders, ensuring that the funds that it oversees charge reasonable fees and are run by capable advisors with a sound investment process.”
     Morningstar maintained your Fund Board’s “A” grade for Board Quality, praising the Board for taking “meaningful steps in recent years to act in fund shareholders’ interests.“1 These steps included becoming much more proactive and vocal in overseeing how Invesco votes the funds’ shareholders’ proxies and requiring each fund trustee to invest more than one year’s board compensation in Invesco funds, further aligning our interests with those of our shareholders. Morningstar also cited the work I’ve done to make myself more available to fund shareholders via email.
     I am also pleased that Morningstar recognized the effort and the Fund Board’s efforts over the past several years to work together with management at Invesco to enhance performance and sharpen the focus on investors.
     As always, you’re welcome to contact me at bruce@brucecrockett.com with any questions or concerns you have. We look forward to representing and serving you.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

1	Among the criteria Morningstar considers when evaluating a fund board are the degree to which the board is independent of the fund company; board members’ financial interests are aligned with those of fund shareholders; the board acts in fund shareholders’ interests; and the board works constructively with company management and investment personnel. Morningstar first awarded an “A” rating to the Invesco Funds board on September 13, 2007; that rating has been maintained in subsequent reports, the most recent of which was released December 17, 2010. Ratings are subject to change, usually every 12 to 24 months. Morningstar ratings range from “A” to “F.”
3	Invesco Global Advantage Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended May 31, 2011, Invesco Global Advantage Fund, at net asset value (NAV), delivered positive, double-digit returns, outperforming the Fund’s benchmark, the MSCI World Index. Our focus on investing in what we believe to be attractively valued, high quality companies with good long-term growth prospects contributed to the Fund’s positive absolute performance. Relative to the benchmark, the Fund benefited from holdings in the consumer discretionary sector – while holdings in the consumer staples, telecommunication services and information technology (IT) sectors detracted from relative results.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 5/31/10 to 5/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	30.25%

Class B Shares*	29.31

Class C Shares*	29.36

Class Y Shares*	30.63

MSCI World Index▼ (Broad Market/Style-Specific Index)	28.01

Lipper Global Multi-Cap Growth Funds Index▼ (Peer Group Index)	31.90

▼	Lipper Inc.
*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices have not fully reflected these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
Global equity markets faced headwinds in 2010. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy returned to a positive growth rate in 2010, investors continued to be concerned about high unemployment and a still-weak housing market. The reporting period ended with a market upswing as a flurry of private sector merger and acquisition activity began – a sign of cash-rich corporations and strong balance sheets.
     In contrast, China enacted credit-tightening measures in early 2010 in an attempt to slow its economy. The combination of robust domestic economic developments and largely upbeat corporate earnings supported Asian equity markets during the reporting period. Fear of potential overheating in emerging market economies, coupled with concerns about a potential double-dip recession in developed economies, however, continued to foster uncertainty about the pace and vigor of global economic recovery.
     At the beginning of the fiscal year, riskier assets, like stocks, were outperforming securities considered safer havens, such as U.S. Treasuries. Renewed credit problems overseas and a general market decline from May to August 2010, however, created greater uncertainty, which prompted many investors to favor safety over risk. Market volatility spiked during the final months of the reporting period as two events captured the world’s attention: growing unrest in the Middle East and Northern Africa and the devastating earthquake and tsunami in Japan.
     As bottom-up investors, we saw the number of potential investment opportunities in attractive companies increase materially in recent months. With the possibility of above-average market volatility continuing for some time, we believe our investment approach is well-suited for such an environment.
     During the fiscal year, the Fund stayed true to its process and benefited from its

Portfolio Composition
By sector

Consumer Discretionary	19.3%

Information Technology	18.1

Health Care	15.0

Consumer Staples	12.2

Energy	10.1

Financials	8.1

Industrials	7.2

Materials	4.4

Telecommunication Services	1.7

Utilities	1.7

Money Market Funds Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*

1.	Apple Inc.	2.6%

2.	UnitedHealth Group Inc.	2.1

3.	BHP Billiton Ltd.	2.1

4.	Imperial Tobacco Group PLC	2.0

5.	Teva Pharmaceutical Industries Ltd.	2.0

6.	Hyundai Mobis	1.7

7.	Occidental Petroleum Corp.	1.7

8.	Novartis AG	1.6

9.	Novo Nordisk A/S-Class B	1.6

10.	Accenture PLC-Class A	1.6

Top Five Countries*

1.	United States	23.4%

2.	United Kingdom	15.0

3.	Switzerland	7.6

4.	Japan	7.0

5.	France	5.8

Total Net Assets	$135.4 million

Total Number of Holdings*	94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4	Invesco Global Advantage Fund

quality growth long-term orientation in stock selection. Overall, for the fiscal year, the Fund, at NAV, delivered double-digit gains, outperforming its broad market/style-specific index, the MSCI World Index.
     On an absolute basis, all sectors of the Fund posted double-digit returns for the reporting period. Our holdings in the consumer discretionary sector outperformed the index and made the largest contribution to the Fund’s relative performance. We saw particular strength in the automobile and media industries, with several holdings delivering double- and triple-digit gains. Top contributors included South Korean auto parts manufacturer Hyundai Mobis (+123%), German automobile manufacturer BMW (+81%), U.K.-based advertising firm WPP Group (+34%) and German sports apparel manufacturer Adidas (+55%). In each of these instances, the index had limited or no exposure to these holdings, demonstrating the benefit of the Fund’s actively managed, non-benchmark-focused investment process.
     Despite strong absolute results, stock selection in the consumer staples, telecommunication services and IT sectors detracted from relative results. Our lack of exposure to certain strong-performing index holdings – such as Philip Morris (+70%), AT&T (+38%) and IBM (+37%) – detracted from the Fund’s relative results. Underweight exposure to the materials sector, predominantly the metals and mining industry, detracted from relative results as well. However, strong stock selection in the sector enabled the Fund to outperform the index, despite our underweight position.
     All major regions in which the Fund was invested delivered positive returns for the reporting period. Fund holdings in Asia outperformed those of the MSCI World Index, and Fund holdings in Europe held up better than those of the index. In Asia, which generally performed poorly during the reporting period, favorable stock selection – combined with meaningful underweight exposure to Japan – resulted in the Fund delivering positive returns in a negative region. Some of our Japanese holdings sustained minor damage to production facilities as a result of the earthquake and tsunami that hit Japan in March. However, they are working to adapt their operations, including possibly switching to alternate locations. Overall, we believe – given our focus on high-
quality stocks – that our Japanese holdings are likely to suffer relatively less than most companies in Japan. We also believe our underweight position in Japan relative to the MSCI World Index may benefit the Fund’s relative performance in this high-stress market environment.
     While volatility and macroeconomic risks remained high at the close of the fiscal year, global equity markets were drawing support from healthy earnings trends, elevated levels of liquidity, reasonable valuations and increased merger and acquisition activity. In this environment, we continued to seek to build a portfolio of what we believed were well-valued companies.
     We welcome any new investors who joined the Fund during the year, and we thank you for your continued investment in Invesco Global Advantage Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Global Advantage Fund. He joined Invesco in 1996. Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas. Effective August 31, 2011, after the close of the reporting period, Mr. Amerman will serve as manager on the team.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Global Advantage Fund. He joined Invesco in 2000. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Barrett Sides
Portfolio manager, is lead manager of Invesco Global Advantage Fund. He joined Invesco in 1990. Mr. Sides earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas. Effective August 31, 2011, after the close of the reporting period, Mr. Sides will leave the team.
Clas Olsson
Portfolio manager, is manager of Invesco Global Advantage Fund. He joined Invesco in 1994 and is the chief investment officer of Invesco’s International Growth Investment Management Unit. A native of Sweden, Mr. Olsson became a commissioned naval officer at the Royal Swedish Naval Academy and earned a B.A. in business administration from The University of Texas at Austin. Effective August 31, 2011, after the close of the reporting period, Mr. Olsson will leave the team.
Mark Jason will join the management team effective August 31, 2011, after the close of the reporting period.

5	Invesco Global Advantage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 2/25/98, index data from 2/28/98
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	Invesco Global Advantage Fund

Average Annual Total Returns
As of 5/31/11, including maximum applicable
sales charges

Class A Shares

Inception (2/25/98)	2.28%

10 Years	3.06

5 Years	4.26

1 Year	23.07

Class B Shares

Inception (2/25/98)	2.25%

10 Years	3.01

5 Years	4.35

1 Year	24.31

Class C Shares

Inception (2/25/98)	1.96%

10 Years	2.87

5 Years	4.67

1 Year	28.36

Class Y Shares

Inception (2/25/98)	2.96%

10 Years	3.90

5 Years	5.72

1 Year	30.63
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Global Advantage Fund, advised by Morgan Stanley Investment Advisors Inc., were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Global Advantage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Global Advantage Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/11, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (2/25/98)	2.01%

10 Years	3.42

5 Years	3.09

1 Year	10.17

Class B Shares

Inception (2/25/98)	1.98%

10 Years	3.38

5 Years	3.12

1 Year	10.69

Class C Shares

Inception (2/25/98)	1.70%

10 Years	3.23

5 Years	3.48

1 Year	14.64

Class Y Shares

Inception (2/25/98)	2.70%

10 Years	4.26

5 Years	4.51

1 Year	16.84
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.32%, 2.07%, 2.07% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Global Advantage Fund

Invesco Global Advantage Fund’s investment objective is long-term capital growth.
■	Unless otherwise stated, information presented in this report is as of May 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information. Existing Class B share accounts will convert to Class A shares following the individual fund share aging schedule. Account holders should contact their financial advisers for more details on the aging schedule for their fund shares.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. Frequent trading of portfolio securities may result in increased costs and may, thereby, lower the Fund’s actual return. Frequent trading also may increase short term gains and losses, which may affect the Fund’s tax liability.
■	Common stock and other equity securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible investments may be rated below investment grade.
■	Foreign and emerging market securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Lipper Global Multi-Cap Growth Funds Index is an index considered representative of global multi-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst ® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GADAX
Class B Shares	GADBX
Class C Shares	GADCX
Class Y Shares	GADDX

8	Invesco Global Advantage Fund

Schedule of Investments

May 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.76%
Australia–5.11%
BHP Billiton Ltd.	59,387	$2,832,142

Cochlear Ltd.	13,516	1,154,589

QBE Insurance Group Ltd.	60,199	1,138,920

WorleyParsons Ltd.	55,591	1,785,175

		6,910,826

Belgium–1.52%
Anheuser-Busch InBev N.V.	34,043	2,056,658

Brazil–1.23%
Banco Bradesco S.A.–ADR	83,888	1,671,049

Canada–1.56%
Suncor Energy, Inc.	33,421	1,395,344

Talisman Energy, Inc.	34,110	720,329

		2,115,673

China–1.26%
Industrial & Commercial Bank of China Ltd.–Class H(a)	2,040,000	1,710,197

Denmark–1.58%
Novo Nordisk A.S.–Class B	17,060	2,141,729

France–5.79%
BNP Paribas S.A.	20,478	1,602,135

Cap Gemini S.A.	26,768	1,533,480

Cie Generale des Etablissements Michelin–Class B	10,887	1,022,135

Danone S.A.	23,960	1,756,795

Lafarge S.A.	14,474	1,000,643

Total S.A.	15,931	922,128

		7,837,316

Germany–5.33%
Adidas AG	26,525	1,999,834

Bayer AG	15,546	1,274,097

Bayerische Motoren Werke AG	14,990	1,329,179

Fresenius Medical Care AG & Co. KGaA	16,095	1,168,315

SAP AG	23,140	1,439,891

		7,211,316

Hong Kong–1.16%
Hutchison Whampoa Ltd.	75,000	867,905

Li & Fung Ltd.(b)	316,080	702,278

		1,570,183

India–1.10%
Infosys Technologies Ltd.–ADR	24,175	1,492,806

Indonesia–0.71%
PT Perusahaan Gas Negara	2,025,500	961,077

Ireland–2.86%
Accenture PLC–Class A	37,030	2,125,152

Cooper Industries PLC	17,310	1,087,933

Ingersoll-Rand PLC	13,251	661,225

		3,874,310

Israel–2.01%
Teva Pharmaceutical Industries Ltd.–ADR	53,433	2,719,740

Japan–7.03%
Canon, Inc.	39,600	1,909,754

Fanuc Corp.	7,000	1,076,045

Keyence Corp.	5,200	1,364,278

Komatsu Ltd.	38,200	1,143,268

Nidec Corp.	14,900	1,337,767

Toyota Motor Corp.	29,000	1,209,668

Yamada Denki Co., Ltd.	18,880	1,477,093

		9,517,873

Mexico–1.69%
America Movil S.A.B. de C.V.–Series L–ADR	20,996	1,106,489

Grupo Televisa S.A.B. de C.V.–ADR	49,926	1,174,759

		2,281,248

Netherlands–1.94%
Koninklijke Ahold N.V.	66,377	948,647

Unilever N.V.	51,233	1,672,180

		2,620,827

Russia–1.15%
Gazprom OAO–ADR	105,608	1,562,609

Singapore–0.71%
United Overseas Bank Ltd.	61,000	961,479

South Korea–2.60%
Hyundai Mobis	6,709	2,362,349

NHN Corp.(b)	6,523	1,162,281

		3,524,630

Spain–0.91%
Amadeus IT Holding S.A.–Class A(b)	59,475	1,225,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Advantage Fund

	Shares	Value

Sweden–2.74%
Swedbank AB–Class A	59,986	$1,116,884

Telefonaktiebolaget LM Ericsson–Class B	87,280	1,294,083

Volvo AB–Class B	71,785	1,300,186

		3,711,153

Switzerland–7.56%
ABB Ltd.(b)	51,294	1,376,620

Julius Baer Group Ltd.(b)	29,899	1,316,312

Nestle S.A.	28,876	1,853,630

Novartis AG	33,631	2,174,879

Roche Holding AG	11,000	1,936,182

Syngenta AG(b)	4,552	1,572,305

		10,229,928

Taiwan–1.75%
Hon Hai Precision Industry Co., Ltd.	281,000	988,848

Taiwan Semiconductor Manufacturing Co. Ltd.	517,000	1,382,127

		2,370,975

United Kingdom–15.02%
BG Group PLC	62,026	1,442,827

British American Tobacco PLC	23,693	1,064,884

Centrica PLC	247,199	1,298,627

Compass Group PLC	193,674	1,889,680

Imperial Tobacco Group PLC	76,508	2,742,956

Kingfisher PLC	289,532	1,371,930

Next PLC	38,607	1,444,220

Reed Elsevier PLC	156,542	1,422,433

Royal Dutch Shell PLC–Class B	46,501	1,689,986

Smith & Nephew PLC	103,829	1,159,729

Tesco PLC	226,440	1,564,340

Vodafone Group PLC	441,782	1,229,972

WPP PLC	160,425	2,008,397

		20,329,981

United States–23.44%
Amazon.com, Inc.(b)	8,711	1,713,367

Apple Inc.(b)	10,211	3,551,692

Broadcom Corp.–Class A(b)	23,812	856,756

Cameron International Corp.(b)	26,761	1,275,429

Cardinal Health, Inc.	35,963	1,633,439

Carnival Corp.(c)	16,454	638,580

Chubb Corp. (The)	10,986	720,572

Comcast Corp.–Class A	60,499	1,526,995

Corning Inc.	29,735	599,160

Costco Wholesale Corp.	19,340	1,595,163

Delta Air Lines, Inc.(b)	93,632	943,811

DIRECTV–Class A(b)	28,288	1,421,755

Exxon Mobil Corp.	7,744	646,392

Gilead Sciences, Inc.(b)	26,581	1,109,491

Google Inc.–Class A(b)	2,742	1,450,573

Home Depot, Inc. (The)	17,503	635,009

Johnson Controls, Inc.	19,628	777,269

JPMorgan Chase & Co.	17,778	768,721

Medco Health Solutions, Inc.(b)	14,954	895,146

Microsoft Corp.	61,902	1,548,169

Mosaic Co. (The)	7,289	516,426

Occidental Petroleum Corp.	20,668	2,229,043

PepsiCo, Inc.	18,093	1,286,774

UnitedHealth Group Inc.	59,302	2,902,833

Visa Inc.–Class A	5,925	480,280

		31,722,845

Total Common Stocks & Other Equity Interests (Cost $103,031,621)		132,331,678

Money Market Funds–1.78%
Liquid Assets Portfolio–Institutional Class(d)	1,201,763	1,201,763

Premier Portfolio–Institutional Class(d)	1,201,763	1,201,763

Total Money Market Funds (Cost $2,403,526)		2,403,526

TOTAL INVESTMENTS–99.54% (Cost $105,435,147)		134,735,204

OTHER ASSETS LESS LIABILITIES–0.46%		624,676

NET ASSETS–100.00%		$135,359,880

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.
(b)	Non-income producing security.
(c)	Each unit represents one common share and one trust share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Advantage Fund

Statement of Assets and Liabilities

May 31, 2011

Assets:
Investments, at value (Cost $103,031,621)	$132,331,678

Investments in affiliated money market funds, at value and cost	2,403,526

Total investments, at value (Cost $105,435,147)	134,735,204

Foreign currencies, at value (Cost $44,937)	45,589

Receivable for:
Investments sold	440,179

Fund shares sold	3,391

Dividends	425,249

Investment for trustee deferred compensation and retirement plans	2,480

Other assets	18,862

Total assets	135,670,954

Liabilities:
Payable for:
Fund shares reacquired	81,146

Accrued fees to affiliates	146,899

Accrued other operating expenses	79,192

Trustee deferred compensation and retirement plans	3,837

Total liabilities	311,074

Net assets applicable to shares outstanding	$135,359,880

Net assets consist of:
Shares of beneficial interest	$115,792,494

Undistributed net investment income	944,419

Undistributed net realized gain (loss)	(10,676,759)

Unrealized appreciation	29,299,726

$135,359,880

Net Assets:
Class A	$117,331,563

Class B	$3,499,156

Class C	$14,046,631

Class Y	$482,530

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	9,560,959

Class B	310,963

Class C	1,244,920

Class Y	38,464

Class A:
Net asset value per share	$12.27

Maximum offering price per share (Net asset value of $12.27 divided by 94.50%)	$12.98

Class B:
Net asset value and offering price per share	$11.25

Class C:
Net asset value and offering price per share	$11.28

Class Y:
Net asset value and offering price per share	$12.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Advantage Fund

Statement of Operations

For the year ended May 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $229,421)	$2,814,655

Dividends from affiliated money market funds	6,759

Total investment income	2,821,414

Expenses:
Advisory fees	739,786

Administrative services fees	50,000

Custodian fees	80,320

Distribution fees:
Class A	280,193

Class B	40,417

Class C	132,356

Transfer agent fees	280,722

Trustees’ and officers’ fees and benefits	17,707

Other	158,664

Total expenses	1,780,165

Less: Fees waived and expense offset arrangement(s)	(7,263)

Net expenses	1,772,902

Net investment income	1,048,512

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,952,968

Foreign currencies	(79,872)

6,873,096

Change in net unrealized appreciation of:
Investment securities	26,178,387

Foreign currencies	6,609

26,184,996

Net realized and unrealized gain	33,058,092

Net increase in net assets resulting from operations	$34,106,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Advantage Fund

Statement of Changes in Net Assets

For the years ended May 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$1,048,512	$(706)

Net realized gain	6,873,096	4,903,451

Change in net unrealized appreciation	26,184,996	16,662,892

Net increase in net assets resulting from operations	34,106,604	21,565,637

Distributions to shareholders from net investment income:
Class A	—	(250,486)

Class Y	—	(911)

Total distributions from net investment income	—	(251,397)

Share transactions–net:
Class A	(17,011,035)	(18,036,570)

Class B	(2,020,652)	(2,810,953)

Class C	(1,760,063)	(1,734,643)

Class Y	201,801	18,384

Net increase (decrease) in net assets resulting from share transactions	(20,589,949)	(22,563,782)

Net increase (decrease) in net assets	13,516,655	(1,249,542)

Net assets:
Beginning of year	121,843,225	123,092,767

End of year (includes undistributed net investment income of $944,419 and $0, respectively)	$135,359,880	$121,843,225

Notes to Financial Statements

May 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Global Advantage Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term capital growth.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13        Invesco Global Advantage Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14        Invesco Global Advantage Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1.5 billion	0.57%

Over $1.5 billion	0.545%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.41%, 2.16%, 2.16% and 1.16% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses under the agreement during the reporting period.
  For the year ended May 31, 2011, the Adviser waived advisory fees of $7,111.

15        Invesco Global Advantage Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended May 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended May 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended May 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended May 31, 2011, IDI advised the Fund that IDI retained $1,482 in front-end sales commissions from the sale of Class A shares and $0, $5,102 and $122 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16        Invesco Global Advantage Fund

  The following is a summary of the tiered valuation input levels, as of May 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1*	Level 2*	Level 3	Total

Australia	$—	$6,910,826	$—	$6,910,826

Belgium	—	2,056,658	—	2,056,658

Brazil	1,671,049	—	—	1,671,049

Canada	2,115,673	—	—	2,115,673

China	1,710,197	—	—	1,710,197

Denmark	—	2,141,729	—	2,141,729

France	1,756,795	6,080,521	—	7,837,316

Germany	3,273,931	3,937,385	—	7,211,316

Hong Kong	1,570,183	—	—	1,570,183

India	1,492,806	—	—	1,492,806

Indonesia	961,077	—	—	961,077

Ireland	3,874,310	—	—	3,874,310

Israel	2,719,740	—	—	2,719,740

Japan	1,209,668	8,308,205	—	9,517,873

Mexico	2,281,248	—	—	2,281,248

Netherlands	1,672,180	948,647	—	2,620,827

Russia	—	1,562,609	—	1,562,609

Singapore	961,479	—	—	961,479

South Korea	—	3,524,630	—	3,524,630

Spain	—	1,225,250	—	1,225,250

Sweden	—	3,711,153	—	3,711,153

Switzerland	4,802,556	5,427,372	—	10,229,928

Taiwan	—	2,370,975	—	2,370,975

United Kingdom	—	20,329,981	—	20,329,981

United States	34,126,371	—	—	34,126,371

Total Investments	$66,199,263	$68,535,941	$—	$134,735,204

*	Transfers occurred between Level 1 and Level 2 due to foreign fair value adjustments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended May 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $152.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended May 31, 2011, the Fund paid legal fees of $1,391 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by

17        Invesco Global Advantage Fund

earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended May 31, 2011 and 2010:

	2011	2010

Ordinary income	$—	$251,397

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$947,905

Net unrealized appreciation — investments	29,291,796

Net unrealized appreciation (depreciation) — other investments	(331)

Temporary book/tax differences	(3,486)

Capital loss carryforward	(10,668,498)

Shares of beneficial interest	115,792,494

Total net assets	$135,359,880

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,985,449 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of May 31, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

May 31, 2017	5,188,817

May 31, 2018	5,479,681

Total capital loss carryforward	$10,668,498

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended May 31, 2011 was $137,350,258 and $156,540,873, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$29,718,604

Aggregate unrealized (depreciation) of investment securities	(426,808)

Net unrealized appreciation of investment securities	$29,291,796

Cost of investments for tax purposes is $105,443,408.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and foreign currency transactions, on May 31, 2011, undistributed net investment income was decreased by $104,093, undistributed net realized gain (loss) was increased by $144,422,856 and shares of beneficial interest decreased by $144,318,763. This reclassification had no effect on the net assets of the Fund.

18        Invesco Global Advantage Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	May 31, 2011(a)		May 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class A	182,012	$1,969,500	285,166	$2,651,980

Class B	13,403	134,721	45,155	392,802

Class C	17,209	177,248	17,169	149,839

Class Y	20,428	232,138	2,199	21,852

Issued as reinvestment of dividends:
Class A	—	—	24,944	242,455

Class B	—	—	92	911

Automatic conversion of Class B shares to Class A shares:
Class A	100,208	1,101,231	23,393	222,248

Class B	(108,891)	(1,101,231)	(25,268)	(222,248)

Reacquired:
Class A	(1,847,008)	(20,081,766)	(2,263,388)	(21,153,253)

Class B	(107,767)	(1,054,142)	(344,305)	(2,981,507)

Class C	(197,172)	(1,937,311)	(218,678)	(1,884,482)

Class Y	(2,644)	(30,337)	(456)	(4,379)

Net increase (decrease) in share activity	(1,930,222)	$(20,589,949)	(2,453,977)	$(22,563,782)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 78% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

19        Invesco Global Advantage Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
			Net gains							to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	of period	Return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 05/31/11	$9.41	$0.10	$2.76 (d)	$2.86	$—	$12.27	30.39	%(d)	$117,332	1.26	%(e)	1.27	%(e)	0.92	%(e)	110%
Year ended 05/31/10	8.01	0.01	1.41	1.42	(0.02)	9.41	17.73		104,745	1.38	(f)	1.38	(f)	0.10	(f)	18
Year ended 05/31/09	11.59	0.03	(3.53)	(3.50)	(0.08)	8.01	(30.09)		104,570	1.41	(f)	1.41	(f)	0.30	(f)	34
Year ended 05/31/08	12.17	0.06	(0.63)	(0.57)	(0.01)	11.59	(4.71)		180,366	1.23	(f)	1.23	(f)	0.53	(f)	28
Year ended 05/31/07	9.54	0.02	2.61	2.63	—	12.17	27.57		208,521	1.29		1.29		0.19		15

Class B
Year ended 05/31/11	8.70	0.02	2.53 (d)	2.55	—	11.25	29.31	(d)	3,499	2.01	(e)	2.02	(e)	0.17	(e)	110
Year ended 05/31/10	7.44	(0.05)	1.31	1.26	—	8.70	16.94		4,472	2.13	(f)	2.13	(f)	(0.65	)(f)	18
Year ended 05/31/09	10.72	(0.04)	(3.24)	(3.28)	—	7.44	(30.60)		6,237	2.16	(f)	2.16	(f)	(0.45	)(f)	34
Year ended 05/31/08	11.33	(0.03)	(0.58)	(0.61)	—	10.72	(5.38)		18,290	1.98	(f)	1.98	(f)	(0.22	)(f)	28
Year ended 05/31/07	8.95	(0.06)	2.44	2.38	—	11.33	26.59		35,825	2.06		2.06		(0.58)		15

Class C
Year ended 05/31/11	8.72	0.02	2.54 (d)	2.56	—	11.28	29.36	(d)	14,047	2.01	(e)	2.02	(e)	0.17	(e)	110
Year ended 05/31/10	7.46	(0.06)	1.32	1.26	—	8.72	16.89		12,427	2.13	(f)	2.13	(f)	(0.65	)(f)	18
Year ended 05/31/09	10.75	(0.03)	(3.26)	(3.29)	—	7.46	(30.60)		12,132	2.16	(f)	2.16	(f)	(0.45	)(f)	34
Year ended 05/31/08	11.36	(0.02)	(0.59)	(0.61)	—	10.75	(5.37)		20,935	1.98	(f)	1.98	(f)	(0.22	)(f)	28
Year ended 05/31/07	8.98	(0.06)	2.44	2.38	—	11.36	26.50		24,700	2.06		2.06		(0.58)		15

Class Y
Year ended 05/31/11	9.60	0.13	2.81 (d)	2.94	—	12.54	30.63	(d)	483	1.01	(e)	1.02	(e)	1.17	(e)	110
Year ended 05/31/10	8.17	0.04	1.44	1.48	(0.05)	9.60	18.04		199	1.13	(f)	1.13	(f)	0.35	(f)	18
Year ended 05/31/09	11.84	0.04	(3.60)	(3.56)	(0.11)	8.17	(29.92)		154	1.16	(f)	1.16	(f)	0.55	(f)	34
Year ended 05/31/08	12.43	0.10	(0.66)	(0.56)	(0.03)	11.84	(4.41)		843	0.98	(f)	0.98	(f)	0.78	(f)	28
Year ended 05/31/07	9.72	0.03	2.68	2.71	—	12.43	27.88		1,059	1.06		1.06		0.42		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $2.59, $2.36, $2.37 and $2.64 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s omitted) of $112,077, $4,042, $13,256 and $331 for Class A, Class B, Class C and Class Y, shares, respectively.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is less than 0.005% for each of the years ended May 31, 2010, 2009 and 2008.

NOTE 12—Proposed Reorganization

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Global Growth Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders. The Agreement was submitted to the shareholders for their consideration at meetings held in April, May and June, 2011, which have been further adjourned until September 14, 2011.

20        Invesco Global Advantage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Global Advantage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Advantage Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended May 31, 2009 and prior were audited by other independent auditors whose report dated July 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

July 18, 2011
Houston, Texas

21        Invesco Global Advantage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2010 through May 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(12/01/10)	(05/31/11)[1]	Period[2]	(05/31/11)	Period[2]	Ratio
A	$1,000.00	$1,152.10	$6.71	$1,018.70	$6.29	1.25%

B	1,000.00	1,146.80	10.70	1,014.96	10.05	2.00

C	1,000.00	1,147.50	10.71	1,014.96	10.05	2.00

Y	1,000.00	1,152.60	5.37	1,019.95	5.04	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period December 1, 2010 through May 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

22        Invesco Global Advantage Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Complex Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer). Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	141	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Complex Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Bob R. Baker — 1936 Trustee	2003	Retired	141	None

		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	1987	Retired	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)
		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm)	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society
		Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.
		Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

T-2        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Complex Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	None
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.’, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), and Van Kampen Investor Services Inc. Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Global Advantage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in Fund
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Complex Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc. Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.’ Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Global Advantage Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is available at invesco.com/proxysearch.
In addition, this information is available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-GADV-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations.

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 5/31/2011	Services Rendered to	year end 5/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	5/31/2011	Requirement(1)	5/31/2010	Requirement(1)
Audit Fees	$29,900	N/A	$34,400	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$6,300	0%	$8,965	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$36,200	0%	$43,365	0%
PWC billed the Registrant aggregate non-audit fees of $6,300 for the fiscal year ended May 31, 2011. D&T and PWC billed the Registrant aggregate non-audit fees of $8,965 for the fiscal year ended May 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end May 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end May 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	5/31/2011 That Were	Provided for fiscal year	5/31/2010 That Were	Provided for fiscal year
	Required	end 5/31/2011	Required	end 5/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended May 31, 2011, and $0 for the fiscal year ended May 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: July 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: July 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 29, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.